                                                                    EXHIBIT 10.8

                                 AMENDMENT TO
                              DEBT CONVERSION AND
                    MUTUAL SETTLEMENT AND RELEASE AGREEMENT

     This Amendment to Debt Conversion and Mutual Settlement and Release Agreement (the "Amendment to Release Agreement") is made and entered into as of the 13th day of June 2001 (the "Amendment Effective Date") between Holiday RV Superstores, Inc., a Delaware corporation ("Holiday RV") and County Line Select Cars, Inc., a Florida corporation ("County Line" and collectively with Holiday RV, the "Holiday RV Group"), and Armando Alonso, an individual ("Armando") and Francisco Alonso, an individual ("Francisco" and collectively with Armando, the "Investor Group").

                             W I T N E S S E T H:

     Whereas, Holiday RV, County Line, Armando and Francisco have previously entered into that certain Debt Conversion and Mutual Settlement and Release Agreement effective as of March 1, 2001 (the "Release Agreement"); and

     Whereas, Holiday RV, County Line, Armando and Francisco now desire to amend the Release Agreement as set forth below.

     Now, Therefore, in consideration of the premises and of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     1.   Defined Terms. Unless otherwise defined herein, capitalized terms used
          -------------
herein shall have the meanings, if any, assigned to them in the Release
Agreement.

     2.   Amendments to the Release Agreement.
          -----------------------------------

          (a) The "Effective Date" of the Release Agreement is deemed to be April 9, 2001.

          (b)  Section 1.2 shall be amended and restated in its entirety to read
               -----------
as follows:

          1.2 "Note Conversion" means the conversion of (i) indebtedness in the original principal amount of $1,500,000, excluding any accrued but unpaid interest (which is the entire principal amount Holiday RV and the Investor Group have agreed is due and payable pursuant to the Stock Purchase Agreement and the Purchase Notes), into four hundred twelve thousand (412,000) shares of Common Stock (the "Conversion Shares") at a price per share of $3.05 and a $60,000 merchandise credit, and (ii) the conversion of any accrued but unpaid interest on the above referenced indebtedness into a release of a receivable in the approximate amount of $42,000 relating to excess prepaid rent paid by Holiday RV to the Investor Group.

          (c)  The first paragraph of Section 4 shall be amended and restated in
                                      ---------
its entirety to read as follows:

          4.   Lock-Up.  Subject to Section 4.2, below, the Investor Group
                                    -----------
     agrees that they will not, without Holiday RV's prior written consent, offer, sell, transfer, pledge, hypothecate, contract to sell, grant any option for the sale of the Conversion Shares or otherwise dispose of (collectively, a "Transfer"), directly or indirectly, any Conversion Shares beginning on the Effective Date and ending on March 1, 2002.

          (d)  The first legend contained in Section 4.1 shall be amended and
                                             -----------
restated in its entirety to read as follows:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, DISPOSED OF, LOANED, OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE TERMS OF THE DEBT CONVERSION AND SETTLEMENT AGREEMENT DATED AS OF MARCH 1, 2001 , AS AMENDED BY THAT AMENDMENT TO DEBT CONVERSION AND SETTLEMENT AGREEMENT DATED AS OF JUNE 12, 2001 (COLLECTIVELY, THE "CONVERSION AGREEMENT") BETWEEN THE COMPANY AND THE OTHER PARTIES NAMED THEREIN. A TRUE AND CORRECT COPY OF THE CONVERSION AGREEMENT IS AVAILABLE FROM THE COMPANY UPON REQUEST.

          (e)  Section 4.2 shall be amended and restated in its entirety to read
               -----------
as follows:

               4.2 Permitted Dispositions. Subject to compliance with Sections 4.3 and 5 below, (i) on the Effective Date each member of the
     ------------     -
     Investor Group shall be permitted to effect Transfers of the Conversion Shares (a "Permitted Disposition") with regard to 2/12th of the number of initial Conversion Shares issued to such member of the Investor Group, and
     (ii) upon the first business day of each of the 10 calendar months following the Effective Date, each member of the Investor Group shall be permitted to effect Permitted Dispositions with regard to an additional 1/12th of the number of initial Conversion Shares issued to such member of the Investor Group. By way of example, and assuming no prior Permitted Dispositions, on July 1, 2001 and December 1, 2001, each member of the Investor Group shall be entitled to Transfer an aggregate of 5/12ths and 5/6ths, respectively, of the initial Conversion Shares issued to such individual, subject to compliance with the procedures set forth in Section
                                                                        -------
     5, below.
     -

          (f)  Section 4.3 shall be amended and restated in its entirety to read
               -----------
as follows:

               4.3 Purchase Option. In the event any member of the Investor Group (the "Selling Member") desires to sell his Conversion Shares pursuant to a Permitted Disposition, then as a condition precedent to such Permitted

     Disposition the Selling Member shall provide notice as set forth in Attachment A to this Amendment (the "Sale Notice") to Holiday RV of such intent describing the amount of Conversion Shares proposed to be sold in such Permitted Disposition. Thereafter, Holiday RV shall have the right (the "Purchase Right"), exerisable at any time during the three trading days after receipt of the Sale Notice (the "Purchase Period"), to purchase such Conversion Shares at a per share price equal to the arithmetic mean of the closing price, as reported by Bloomberg, L.P., of shares of Common Stock for the five consecutive trading days preceeding the date Holiday RV exercises the Purchase Right. If, prior to the opening of the Nasdaq Stock Market on the first trading day after the end of the Purchase Period Holiday RV has not exercised its Purchase Right, then the Selling Member may sell the Conversion Shares listed on the Sale Notice.

          (g)  Section 5 shall be amended and restated in its entirety to read
               ---------
     as follows:

               5. Restricted Securities; Registration. The Investor Group agrees and acknowledges that the Conversion Shares are "restricted securities" within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "Act"), and may not be resold or transferred without registration under the Act and applicable state securities laws or an exception from such registration. Holiday RV agrees to file a registration statement under the Act covering the Conversion Shares as promptly as practicable after the Amendment Effective Date and will use commercially reasonable efforts to cause such registration statement to be declared effective by the Securities and Exchange Commission no later than the 45th day following the Amendment Effective Date. Holiday RV shall not be required to maintain the effectiveness of such registration statement after any of the Conversion Shares may be resold pursuant to Rule 144(k) under the Act.

               Notwithstanding anything to the contrary herein, Holiday RV covenants and agrees that it shall file the registration statement contemplated in this Section 5 by June 29, 2001. In addition,
                          ---------
     notwithstanding anything to the contrary herein, Holiday RV covenants and agrees that said registration statement shall be declared effective by the Securities Exchange Commission by September 12, 2001.

          (h)  Section 7.8 shall be amended and restated in its entirety to read
               -----------
as follows:

               7.8  [Intentionally Deleted].

     3.   Miscellaneous.
          -------------

          (a) Except as expressly amended or waived herein, all terms, covenants and provisions of the Release Agreement shall remain in full force and effect and each of the terms of Section 10 of the Release Agreement is
                                ----------
incorporated herein by this reference, mutatis mutandis.

          (b) This Amendment to Release Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, executors and administrators.

          (c) This Amendment to Release Agreement shall be governed by and construed under the laws of the State of Florida without regard to the State's conflict of law rules.

          (d) This Amendment to Release Agreement, together with the Release Agreement, as amended, constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.

          (e) This Amendment to Release Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A telecopy or facsimile transmission of a signed counterpart of this Amendment shall be sufficient to bind the party or parties whose signature(s) appear(s) hereon.

    [The remainder of this page is intentionally left blank, signature page follows.]

     In Witness Whereof, the parties hereto have duly executed this Amendment to Release Agreement as of the date first above written.

                                  HOLIDAY RV SUPERSTORES, INC.


                                  By: ________________________________
                                         Michael S. Riley
                                         Chief Executive Officer


                                  COUNTY LINE SELECT CARS, INC.


                                  By: ________________________________
                                         Michael S. Riley
                                         Chief Executive Officer


                                  ___________________________________
                                  Armando Alonso


                                  ___________________________________
                                  Francisco Alonso

                                 ATTACHMENT A

                                  SALE NOTICE
                                  -----------



To:   Holiday RV Superstores, Inc. ("Holiday")
Attn: President

(1) Pursuant to Section 4.3 of the Debt Conversion and Mutual Settlement and Release Agreement dated March 1, 2001, between Holiday, County Line Select Cars, Inc., Armando Alonso, and Francisco Alonso, as amended by that Amendment to Debt Conversion and Mutual Settlement and Release Agreement dated June 13, 2001 (collectively, the "Conversion Agreement"), the undersigned hereby gives notice of his election to sell _______ shares (the "Shares") of Common Stock of Holiday.

(2) Pursuant to Section 4.3 of the Conversion Agreement, Holiday may purchase, for a period of three trading days subsequent to the date of receipt of this notice (the "Purchase Right") the Shares at a per share purchase price equal to the arithmetic mean of the closing price, as reported by Bloomberg, L.P., of shares of Common Stock for the five consecutive trading days preceeding the date Holiday exercises the Purchase Right.

(3) You may provide me with notice of exercise of the Purchase Right at the phone number and address specified below:


                                  __________________________________
                                  (Name)

                                  __________________________________
                                  (Address)
                                  __________________________________
                                  Phone:______________________
                                  Fax:  ______________________



Dated: _______________


_____________________________________
Signature

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